UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	01/31

Date of reporting period:	07/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2009

Semiannual Report to Shareholders

DWS Core Plus Income Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Summary

15 Investment Portfolio

24 Financial Statements

28 Financial Highlights

33 Notes to Financial Statements

45 Summary of Management Fee Evaluation by Independent Fee Consultant

50 Summary of Administrative Fee Evaluation by Independent Fee Consultant

51 Account Management Resources

52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. In the current market environment, mortgage backed securities are experiencing increased volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2009 are 1.04%, 1.93%, 1.82% and 0.65% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense-related disclosure for the period ended July 31, 2009.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such period and have been adjusted to reflect higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/09
DWS Core Plus Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	7.73%	-8.61%	-1.73%	.25%	2.98%
Class B	7.33%	-9.29%	-2.48%	-.57%	2.17%
Class C	7.33%	-9.30%	-2.50%	-.56%	2.22%
Barclays Capital US Aggregate Bond Index+	4.47%	7.85%	6.52%	5.14%	6.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 7/31/09
DWS Core Plus Income Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	7.95%	-8.40%	-1.46%	.55%	2.36%
Barclays Capital US Aggregate Bond Index+	4.47%	7.85%	6.52%	5.14%	5.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/09	$ 10.10	$ 10.11	$ 10.10	$ 10.06
1/31/09	$ 9.62	$ 9.63	$ 9.62	$ 9.59
Distribution Information: Six Months as of 7/31/09: Income Dividends	$ .26	$ .22	$ .22	$ .28
July Income Dividend	$ .0377	$ .0313	$ .0313	$ .0405
SEC 30-day Yield++ as of 7/31/09	4.30%	3.76%	3.76%	4.87%
Current Annualized Distribution Rate++ as of 7/31/09	4.48%	3.72%	3.72%	4.83%
++ The SEC yield is net investment income per share earned over the month ended July 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.22%, 3.66% and 3.72% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.40%, 3.62% and 3.68% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Corporate Debt Funds A-Rated Category as of 7/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	155	of	157	99
3-Year	146	of	151	97
5-Year	134	of	139	96

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/09
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,728	$9,062	$9,668	$12,806
	Average annual total return	-12.72%	-3.23%	-.67%	2.50%
Class B	Growth of $10,000	$8,813	$9,111	$9,640	$12,397
	Average annual total return	-11.87%	-3.05%	-.73%	2.17%
Class C	Growth of $10,000	$9,070	$9,267	$9,723	$12,455
	Average annual total return	-9.30%	-2.50%	-.56%	2.22%
Barclays Capital US Aggregate Bond Index+	Growth of $10,000	$10,785	$12,086	$12,850	$18,237
	Average annual total return	7.85%	6.52%	5.14%	6.19%

The growth of $10,000 is cumulative.

+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Plus Income Fund — Institutional Class [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended July 31
Comparative Results as of 7/31/09
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$916,000	$956,700	$1,027,600	$1,208,600
	Average annual total return	-8.40%	-1.46%	.55%	2.36%
Barclays Capital US Aggregate Bond Index+	Growth of $1,000,000	$1,078,500	$1,208,600	$1,285,000	$1,561,300
	Average annual total return	7.85%	6.52%	5.14%	5.67%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.
+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2009 is 0.81% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense-related disclosure for the period ended July 31, 2009.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 7/31/09
DWS Core Plus Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	7.98%	-8.30%	-1.49%	.47%	3.22%
Barclays Capital US Aggregate Bond Index+	4.47%	7.85%	6.52%	5.14%	6.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/09	$ 10.10
1/31/09	$ 9.62
Distribution Information: Six Months as of 7/31/09: Income Dividends	$ .27
July Income Dividend	$ .0398
SEC 30-day Yield++ as of 7/31/09	4.75%
Current Annualized Distribution Rate++ as of 7/31/09	4.73%
++ The SEC yield is net investment income per share earned over the month ended July 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Corporate Debt Funds A-Rated Category as of 7/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	153	of	157	97
3-Year	144	of	151	95
5-Year	131	of	139	94
10-Year	68	of	69	98

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Plus Income Fund — Class S [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended July 31
Comparative Results as of 7/31/09
DWS Core Plus Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,170	$9,561	$10,238	$13,729
	Average annual total return	-8.30%	-1.49%	.47%	3.22%
Barclays Capital US Aggregate Bond Index+	Growth of $10,000	$10,785	$12,086	$12,850	$18,237
	Average annual total return	7.85%	6.52%	5.14%	6.19%

The growth of $10,000 is cumulative.

+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2009 to July 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/09	$ 1,077.30	$ 1,073.30	$ 1,073.30	$ 1,079.80	$ 1,079.50
Expenses Paid per $1,000*	$ 4.89	$ 8.74	$ 8.74	$ 3.61	$ 3.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/09	$ 1,020.08	$ 1,016.36	$ 1,016.36	$ 1,021.32	$ 1,021.52
Expenses Paid per $1,000*	$ 4.76	$ 8.50	$ 8.50	$ 3.51	$ 3.31
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.95%	1.70%	1.70%	.70%	.66%

For more information, please refer to the Fund's prospectuses.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/09	1/31/09

Corporate Bonds	34%	17%
Mortgage-Backed Securities Pass-Throughs	34%	33%
Government & Agency Obligations	12%	26%
Cash Equivalents	8%	4%
Commercial Mortgage-Backed Securities	5%	4%
Municipal Bonds and Notes	5%	4%
Collateralized Mortgage Obligations	2%	12%
	100%	100%
Quality (Excludes Securities Lending Collateral)	7/31/09	1/31/09

US Government and Agencies	45%	65%
AAA*	12%	10%
AA	5%	4%
A	13%	6%
BBB	20%	10%
BB	4%	2%
B	1%	1%
Not Rated	—	2%
	100%	100%
* Category includes cash equivalents.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	7/31/09	1/31/09

Less than 1 year	1%	—
1-4.99 years	37%	60%
5-9.99 years	50%	25%
Greater than 10 years	12%	15%
	100%	100%

Weighted average effective maturity: 7.5 years and 6.3 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2009 (Unaudited)

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 34.8%
Consumer Discretionary 3.7%
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018		1,555,000	1,943,867
Comcast Cable Holdings LLC:
9.875%, 6/15/2022		475,000	596,472
10.125%, 4/15/2022		675,000	853,683
Cox Communications, Inc., 7.125%, 10/1/2012		1,800,000	1,999,935
News America, Inc., 6.4%, 12/15/2035		990,000	987,398
TCI Communications, Inc., 8.75%, 8/1/2015		402,000	481,709
Time Warner Cable, Inc.:
6.2%, 7/1/2013		250,000	271,492
6.75%, 7/1/2018		650,000	722,469
6.75%, 6/15/2039		600,000	649,057
Time Warner, Inc.:
7.625%, 4/15/2031		610,000	661,606
9.125%, 1/15/2013		1,000,000	1,157,800
Viacom, Inc.:
5.75%, 4/30/2011		1,598,000	1,669,526
6.75%, 10/5/2037		570,000	579,485
Yum! Brands, Inc., 6.875%, 11/15/2037		2,070,000	2,186,253
			14,760,752
Consumer Staples 3.7%
Altria Group, Inc., 9.25%, 8/6/2019		700,000	837,108
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		2,000,000	2,335,994
ConAgra Foods, Inc., 7.0%, 4/15/2019		1,200,000	1,387,488
CVS Caremark Corp.:
6.25%, 6/1/2027		1,027,000	1,093,167
6.302%, 6/1/2037		3,289,000	2,532,530
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013		2,000,000	2,145,300
Kroger Co., 7.0%, 5/1/2018		2,555,000	2,874,421
Safeway, Inc., 7.45%, 9/15/2027		1,300,000	1,517,464
			14,723,472
Energy 4.7%
Anadarko Petroleum Corp., 6.45%, 9/15/2036		900,000	903,368
ConocoPhillips, 6.0%, 1/15/2020		2,000,000	2,220,958
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		980,000	1,147,271
Devon Energy Corp., 6.3%, 1/15/2019		1,900,000	2,084,068
Enterprise Products Operating LLP, Series L, 6.3%, 9/15/2017		980,000	1,053,890
Hess Corp., 8.125%, 2/15/2019		2,050,000	2,453,309
Kinder Morgan Energy Partners LP:
5.625%, 2/15/2015		585,000	618,103
7.3%, 8/15/2033		1,020,000	1,081,179
Marathon Oil Corp., 7.5%, 2/15/2019		2,000,000	2,309,588
Mariner Energy, Inc., 8.0%, 5/15/2017		900,000	783,000
ONEOK Partners LP, 8.625%, 3/1/2019		1,520,000	1,807,133
Talisman Energy, Inc., 7.75%, 6/1/2019		389,000	454,985
TransCanada PipeLines Ltd.:
6.5%, 8/15/2018		1,220,000	1,381,854
7.625%, 1/15/2039		350,000	444,515
			18,743,221
Financials 14.0%
American Express Co., 7.0%, 3/19/2018		2,723,000	2,794,972
Bank of America Corp.:
5.75%, 12/1/2017		1,780,000	1,708,969
Series L, 7.375%, 5/15/2014		485,000	528,316
7.625%, 6/1/2019		3,065,000	3,324,379
Bank of New York Mellon Corp., 4.3%, 5/15/2014		1,780,000	1,845,621
Barclays Bank PLC, 5.2%, 7/10/2014		830,000	860,780
BB&T Corp., 6.85%, 4/30/2019		990,000	1,058,815
Capital One Financial Corp., 7.375%, 5/23/2014		1,475,000	1,599,055
Citigroup, Inc.:
6.125%, 5/15/2018		3,500,000	3,204,628
8.125%, 7/15/2039		1,715,000	1,727,504
8.5%, 5/22/2019		330,000	351,355
Deutsche Telekom International Finance BV:
4.875%, 7/8/2014		660,000	685,296
6.0%, 7/8/2019 (b)		3,960,000	4,266,365
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011		272,000	264,520
Gaz Capital SA, 144A, 8.125%, 7/31/2014		705,000	712,050
General Electric Capital Corp., 5.625%, 5/1/2018		2,090,000	2,109,535
Jefferson-Pilot Corp., 4.75%, 1/30/2014		275,000	260,564
JPMorgan Chase & Co.:
4.65%, 6/1/2014		1,150,000	1,197,854
6.3%, 4/23/2019		1,860,000	2,020,665
KazMunaiGaz Finance Sub BV, Series 1, REG S, 8.375%, 7/2/2013		210,000	197,536
MetLife, Inc.:
6.75%, 6/1/2016		1,184,000	1,274,068
Series A, 6.817%, 8/15/2018		1,100,000	1,177,739
Morgan Stanley:
Series F, 6.625%, 4/1/2018		1,375,000	1,463,381
7.3%, 5/13/2019		1,320,000	1,486,926
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018		1,815,000	2,348,888
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034		1,848,000	1,525,722
PNC Bank NA, 6.875%, 4/1/2018		700,000	755,512
Principal Financial Group, Inc., 7.875%, 5/15/2014		1,690,000	1,786,193
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		900,000	861,432
7.375%, 6/15/2019		325,000	344,390
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	7,240,627	207,079
Simon Property Group LP, (REIT), 6.75%, 5/15/2014		665,000	687,879
Telecom Italia Capital SA:
6.175%, 6/18/2014		790,000	848,701
6.2%, 7/18/2011		320,000	339,094
7.175%, 6/18/2019		750,000	835,495
7.721%, 6/4/2038		965,000	1,087,496
Telefonica Emisiones SAU, 5.877%, 7/15/2019		930,000	1,019,928
The Goldman Sachs Group, Inc.:
5.95%, 1/15/2027		2,520,000	2,286,280
6.0%, 5/1/2014		1,045,000	1,132,349
Toll Brothers Finance Corp., 8.91%, 10/15/2017		950,000	1,005,735
US Bancorp., LIBOR minus 1.46%, 0.0%, 12/11/2035		680,000	642,600
Wachovia Corp., Series G, 5.5%, 5/1/2013		1,980,000	2,074,975
			55,910,641
Health Care 2.3%
Express Scripts, Inc.:
6.25%, 6/15/2014		1,040,000	1,134,693
7.25%, 6/15/2019		315,000	362,978
HCA, Inc., 144A, 8.5%, 4/15/2019		1,130,000	1,158,250
McKesson Corp., 7.5%, 2/15/2019		1,000,000	1,171,072
Medco Health Solutions, Inc., 7.25%, 8/15/2013		2,000,000	2,207,486
Merck & Co., Inc.:
5.0%, 6/30/2019		1,333,000	1,384,019
5.85%, 6/30/2039		303,000	326,900
Quest Diagnostics, Inc., 6.95%, 7/1/2037		1,310,000	1,344,282
			9,089,680
Industrials 1.4%
Allied Waste North America, Inc., 6.875%, 6/1/2017		3,000,000	3,075,000
Northrop Grumman Corp., 5.05%, 8/1/2019		515,000	529,226
Waste Management, Inc., 6.375%, 3/11/2015		1,700,000	1,796,764
			5,400,990
Information Technology 0.9%
L-3 Communications Corp., Series B, 6.375%, 10/15/2015		2,610,000	2,505,600
Oracle Corp., 5.0%, 7/8/2019		1,045,000	1,100,967
			3,606,567
Materials 0.5%
Corporacion Nacional del Cobre - Codelco, REG S, 7.5%, 1/15/2019		1,750,000	2,025,908
Pliant Corp., 11.85%, 6/15/2009*		5	4
			2,025,912
Telecommunication Services 0.9%
AT&T, Inc., 6.55%, 2/15/2039		2,000,000	2,220,520
Verizon Communications, Inc., 5.25%, 4/15/2013		1,100,000	1,179,560
			3,400,080
Utilities 2.7%
Alabama Power Co., 6.0%, 3/1/2039		760,000	830,761
DPL, Inc., 6.875%, 9/1/2011		1,210,000	1,270,380
DTE Energy Co., 7.625%, 5/15/2014		420,000	447,770
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		80,364	25,622
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		300,000	292,162
Pepco Holdings, Inc., 6.125%, 6/1/2017		3,000,000	2,985,714
Progress Energy, Inc., 7.05%, 3/15/2019		2,230,000	2,556,807
Sempra Energy, 6.5%, 6/1/2016		1,700,000	1,866,192
Southern Co., 4.15%, 5/15/2014		544,000	559,192
			10,834,600
Total Corporate Bonds (Cost $128,204,068)			138,495,915

Mortgage-Backed Securities Pass-Throughs 34.5%
Federal Home Loan Mortgage Corp.:
5.0%, 2/1/2021		3,586,997	3,759,622
5.363%**, 9/1/2038		1,803,150	1,892,330
6.0%, 2/1/2036		9,102,697	9,585,921
6.5%, 12/1/2036		3,417,681	3,637,294
7.0%, 1/1/2038		946,734	1,029,462
Federal National Mortgage Association:
4.5%, with various maturities from 12/1/2019 until 8/1/2033 (c)		6,762,841	6,862,074
5.0%, with various maturities from 6/1/2019 until 2/1/2038 (c)		45,158,009	46,533,115
5.448%**, 1/1/2038		1,758,069	1,854,434
5.5%, with various maturities from 12/1/2024 until 7/1/2037		30,478,283	31,717,798
6.0%, with various maturities from 9/1/2036 until 2/1/2037		10,363,891	10,899,326
6.5%, with various maturities from 9/1/2016 until 9/1/2038		16,272,982	17,500,594
7.0%, 4/1/2038		1,633,789	1,782,681
8.0%, 9/1/2015		343,612	374,108
Total Mortgage-Backed Securities Pass-Throughs (Cost $133,946,637)			137,428,759

Commercial Mortgage-Backed Securities 5.3%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2006-6, 5.356%, 10/10/2045		280,000	235,086
"A4", Series 2007-3, 5.837%**, 6/10/2049		2,045,277	1,550,262
"H", Series 2007-3, 144A, 5.837%**, 6/10/2049		1,875,000	96,412
"A4", Series 2007-4, 5.935%**, 2/10/2051		1,600,000	1,364,854
"ASB", Series 2008-1, 6.173%, 2/10/2051		1,650,000	1,511,732
Greenwich Capital Commercial Funding Corp.:
"A5", Series 2005-GG5, 5.224%, 4/10/2037		3,200,000	3,011,257
"A4", Series 2007-GG9, 5.444%, 3/10/2039		1,087,000	923,556
JPMorgan Chase Commercial Mortgage Securities Corp.:
"F", Series 2007-LD11, 6.006%**, 6/15/2049		1,660,000	214,090
"H", Series 2007-LD11, 144A, 6.006%**, 6/15/2049		2,910,000	262,888
"J", Series 2007-LD11, 144A, 6.006%**, 6/15/2049		1,000,000	79,286
"K", Series 2007-LD11, 144A, 6.006%**, 6/15/2049		2,380,000	138,295
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		4,000,000	3,095,417
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.022%**, 6/12/2050		1,810,000	1,640,951
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048		5,575,000	4,986,117
Wachovia Bank Commercial Mortgage Trust, "ABP", Series 2007-C32, 5.929%**, 6/15/2049		2,245,000	2,065,447
Total Commercial Mortgage-Backed Securities (Cost $28,950,130)			21,175,650

Collateralized Mortgage Obligations 2.5%
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		518,667	282,435
Federal Home Loan Mortgage Corp.:
"QM", Series 2628, 4.5%, 11/15/2031		2,351,694	2,381,768
"VA", Series 3451, 5.0%, 4/15/2019		2,458,075	2,571,896
"QB", Series 3242, 5.5%, 1/15/2034		1,690,000	1,783,142
Federal National Mortgage Association, "PG", Series 2002-3, 5.5%, 2/25/2017		2,636,549	2,777,662
Total Collateralized Mortgage Obligations (Cost $9,485,411)			9,796,903

Government & Agency Obligations 12.8%
Other Government Related 3.9%
American Express Bank FSB, FDIC Guaranteed, 3.15%, 12/9/2011		3,000,000	3,101,520
Citigroup, Inc., FDIC Guaranteed, 2.125%, 4/30/2012		3,000,000	3,013,938
John Deere Capital Corp., Series D, FDIC Guaranteed, 2.875%, 6/19/2012 (b)		4,000,000	4,110,048
KeyBank NA, FDIC Guaranteed, 3.2%, 6/15/2012 (b)		5,000,000	5,182,955
			15,408,461
Sovereign Bonds 4.6%
Aries Vermogensverwaltungs GmbH, Series B, REG S, 7.75%, 10/25/2009	EUR	250,000	360,779
Government of Ukraine, REG S, 6.75%, 11/14/2017		990,000	693,000
Republic of Argentina, GDP Linked Note, 12/15/2035		1,540,000	38,019
Republic of Egypt:
REG S, 8.75%, 7/18/2012	EGP	100,000	17,664
9.1%, 9/20/2012	EGP	850,000	159,765
Republic of El Salvador, REG S, 8.25%, 4/10/2032		150,000	141,000
Republic of Ghana, REG S, 8.5%, 10/4/2017		230,000	213,900
Republic of Indonesia:
REG S, 6.875%, 1/17/2018		1,700,000	1,725,500
REG S, 8.5%, 10/12/2035		220,000	238,700
Republic of Panama:
6.7%, 1/26/2036		630,000	634,725
7.125%, 1/29/2026		330,000	343,200
7.25%, 3/15/2015		300,000	327,000
8.875%, 9/30/2027		100,000	122,500
Republic of Peru:
7.125%, 3/30/2019		1,900,000	2,059,600
8.375%, 5/3/2016		3,000,000	3,510,000
Republic of Philippines, 7.75%, 1/14/2031		100,000	106,250
Republic of Poland, 6.375%, 7/15/2019		545,000	564,511
Republic of Serbia, REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024		270,000	240,300
Republic of South Africa, 6.875%, 5/27/2019		3,500,000	3,823,750
Republic of Venezuela, REG S, 9.0%, 5/7/2023		4,000,000	2,580,000
Russian Federation, REG S, 7.5%, 3/31/2030		48,000	48,528
State of Qatar, REG S, 9.75%, 6/15/2030		410,000	547,350
			18,496,041
US Government Agency 0.9%
Federal National Mortgage Association, 6.625%, 11/15/2030		2,715,000	3,403,296
US Treasury Obligations 3.4%
US Treasury Bill, 0.15%***, 9/17/2009 (d)		2,563,000	2,562,488
US Treasury Bonds:
3.5%, 2/15/2039		1,000,000	864,220
4.75%, 2/15/2037		1,800,000	1,927,969
6.0%, 2/15/2026		2,000,000	2,417,500
US Treasury Note, 3.125%, 5/15/2019		6,000,000	5,814,360
			13,586,537
Total Government & Agency Obligations (Cost $50,974,790)			50,894,335

Loan Participations and Assignments 0.1%
Sovereign Loans
Export-Import Bank of Ukraine, 7.65%, 9/7/2011		120,000	99,600
Gazprombank, 7.25%, 2/22/2010	RUB	2,400,000	72,185
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		255,000	252,450
Total Loan Participations and Assignments (Cost $471,854)			424,235

Municipal Bonds and Notes 4.6%
Alameda, CA, Corridor Transportation Authority Revenue, Series C, 6.6%, 10/1/2029 (e)		1,540,000	1,571,986
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020 (e)		3,325,000	2,052,822
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		3,555,000	3,604,379
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (e)		915,000	861,866
McLennan County, TX, General Obligation, Junior College, 5.0%, 8/15/2032 (e)		985,000	990,201
New Jersey, State Turnpike Authority Revenue, Build America Bonds, Series F, 7.414%, 1/1/2040		720,000	845,827
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,571,110
Palm Beach County, FL, Public Improvement Revenue, 5.0%, 5/1/2038		1,430,000	1,399,984
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	909,364
4.875%, 9/15/2017		315,000	317,400
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (e)		3,280,000	3,310,176
Total Municipal Bonds and Notes (Cost $19,006,283)			18,435,115
	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ford Motor Credit Co., LLC, 7.375% (Cost $77,000)	3,500	62,615

Securities Lending Collateral 1.4%
Daily Assets Fund Institutional, 0.39% (f) (g) (Cost $5,730,400)	5,730,400	5,730,400

Cash Equivalents 8.3%
Cash Management QP Trust, 0.27% (f) (Cost $33,176,501)	33,176,501	33,176,501
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $410,023,074)+	104.3	415,620,428
Other Assets and Liabilities, Net	(4.3)	(17,093,259)
Net Assets	100.0	398,527,169
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2009.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $410,794,157. At July 31, 2009, net unrealized appreciation for all securities based on tax cost was $4,826,271. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,820,771 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,994,500.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2009 amounted to $5,610,560, which is 1.4% of net assets.
(c) When-issued or delayed delivery securities included.
(d) At July 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.7
Financial Security Assurance, Inc.	1.0
National Public Finance Guarantee Corp.	0.4

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies. As a result, most insured issues are now trading on the basis of the underlying credits.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

GDP: Gross Domestic Product

LIBOR: Represents the London InterBank Offered Rate.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At July 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	9/21/2009	50	5,612,622	5,590,624	(21,998)
Euro Currency	9/14/2009	40	7,009,982	7,127,000	117,096
Total net unrealized appreciation					95,098

At July 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	9/21/2009	305	35,619,238	35,770,781	(151,543)

As of July 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	260,000	USD	361,377	10/16/2009	(9,220)
RUB	8,500,000	USD	259,701	10/16/2009	(5,234)
Total unrealized depreciation					(14,454)
Currency Abbreviations
CAD Canadian Dollar EGP Egyptian Pound EUR Euro RUB Russian Ruble USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (h)
Corporate Bonds	$ —	$ 138,495,915	$ —	$ 138,495,915
Mortgage-Backed Securities Pass-Throughs	—	137,428,759	—	137,428,759
Commercial Morgage-Backed Securities	—	21,175,650	—	21,175,650
Collateralized Mortgage Obligations	—	9,796,903	—	9,796,903
Government & Agency Obligations	—	48,154,418	177,429	48,331,847
Loan Participations & Assignments	—	424,235	—	424,235
Municipal Bonds and Notes	—	18,435,115	—	18,435,115
Common Stock and/or Other Equity Investments (h)	62,615	—	—	62,615
Short-Term Investments (h)	5,730,400	35,738,989	—	41,469,389
Total	$ 5,793,015	$ 409,649,984	$ 177,429	$ 415,620,428
Liabilities
Derivatives (i)	$ (56,445)	$ (14,454)	$ —	(70,899)
Total	$ (56,445)	$ (14,454)	$ —	$ (70,899)
(h) See Investment Portfolio for additional detailed categorizations.
(i) Includes unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Government & Agency Obligations	Total
Balance as of January 31, 2009	$ 113,993	$ 512,689	$ 626,682
Net realized gain (loss)	(5,371)	(70,825)	(76,196)
Change in unrealized appreciation (depreciation)	210,906	146,565	357,471
Amortization Premium/Discount	—	—	—
Net purchases (sales)	(319,528)	(197,100)	(516,628)
Net transfers in (out) of Level 3	—	(213,900)	(213,900)
Balance as of July 31, 2009	$ —	$ 177,429	$ 177,429
Net change in unrealized appreciation (depreciation) from investments still held as of July 31, 2009	$ —	$ 7,549	$ 7,549

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $371,116,173) — including $5,610,560 of securities loaned	$ 376,713,527
Investment in Daily Assets Fund Institutional (cost $5,730,400)*	5,730,400
Investment in Cash Management QP Trust (cost $33,176,501)	33,176,501
Total investments, at value (cost $410,023,074)	415,620,428
Cash	9,659
Foreign currency, at value (cost $9,024)	9,132
Receivable for investments sold	7,619,408
Receivable for Fund shares sold	159,406
Interest receivable	4,069,138
Foreign taxes recoverable	6,881
Other assets	32,203
Total assets	427,526,255
Liabilities
Payable for investments purchased	7,930,411
Payable for when-issued and delayed delivery securities purchased	13,828,810
Payable for Fund shares redeemed	343,618
Payable upon return of securities loaned	5,730,400
Unrealized depreciation on forward foreign currency exchange contracts	14,454
Payable for variation margin on open futures contracts	705,070
Accrued management fee	150,797
Other accrued expenses and payables	295,526
Total liabilities	28,999,086
Net assets, at value	$ 398,527,169
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2009 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	644,558
Net unrealized appreciation (depreciation) on: Investments	5,597,354
Futures	(56,445)
Foreign currency	(13,561)
Accumulated net realized gain (loss)	(150,293,688)
Paid-in capital	542,648,951
Net assets, at value	$ 398,527,169
Net Asset Value
Class A Net Asset Value and redemption price per share ($115,559,071 ÷ 11,441,332 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.10
Maximum offering price per share (100 ÷ 95.50 of $10.10)	$ 10.58
Class B Net Asset Value offering and redemption price per share ($1,983,698 ÷ 196,178 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.11
Class C Net Asset Value offering and redemption price per share ($7,554,859 ÷ 747,761 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.10
Class S Net Asset Value offering and redemption price per share ($261,547,641 ÷ 25,901,053 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.10
Institutional Class Net Asset Value offering and redemption price per share ($11,881,900 ÷ 1,180,881 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended July 31, 2009 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $371)	$ 10,400,868
Dividends	11,871
Interest — Cash Management QP Trust	73,101
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	94,812
Total Income	10,580,652
Expenses: Management fee	887,035
Administration fee	195,366
Distribution and service fees	184,267
Services to shareholders	385,422
Custodian fee	15,225
Professional fees	52,783
Trustees' fees and expenses	7,677
Reports to shareholders	44,688
Registration fees	27,974
Other	22,973
Total expenses before expense reductions	1,823,410
Expense reductions	(267,226)
Total expenses after expense reductions	1,556,184
Net investment income	9,024,468
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(32,000,340)
Futures	2,257,202
Foreign currency	(117,516)
(29,860,654)
Change in net unrealized appreciation (depreciation) on: Investments	51,091,430
Futures	(314,073)
Foreign currency	(9,012)
50,768,345
Net gain (loss)	20,907,691
Net increase (decrease) in net assets resulting from operations	$ 29,932,159

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2009 (Unaudited)	Year Ended January 31, 2009
Operations: Net investment income	$ 9,024,468	$ 30,092,568
Net realized gain (loss)	(29,860,654)	(98,139,647)
Change in net unrealized appreciation (depreciation)	50,768,345	(42,031,910)
Net increase (decrease) in net assets resulting from operations	29,932,159	(110,078,989)
Distributions to shareholders from: Net investment income: Class A	(3,076,730)	(8,619,563)
Class B	(49,227)	(203,732)
Class C	(176,244)	(476,628)
Class S	(7,264,843)	(19,946,900)
Institutional Class	(308,754)	(864,805)
Net realized gains: Class A	—	(390,435)
Class B	—	(9,537)
Class C	—	(25,730)
Class S	—	(884,067)
Institutional Class	—	(35,679)
Total distributions	(10,875,798)	(31,457,076)
Fund share transactions: Proceeds from shares sold	14,968,413	47,325,182
Reinvestment of distributions	8,726,602	25,306,847
Cost of shares redeemed	(47,513,377)	(177,892,952)
Redemption fees	1,265	3,717
Net increase (decrease) in net assets from Fund share transactions	(23,817,097)	(105,257,206)
Increase (decrease) in net assets	(4,760,736)	(246,793,271)
Net assets at beginning of period	403,287,905	650,081,176
Net assets at end of period (including undistributed net investment income of $644,558 and $2,495,888, respectively)	$ 398,527,169	$ 403,287,905

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Income (loss) from investment operations: Net investment income[b]	.21	.61	.58	.56	.49	.50
Net realized and unrealized gain (loss)	.53	(2.96)	.02	(.04)	(.26)	.12
Total from investment operations	.74	(2.35)	.60	.52	.23	.62
Less distributions from: Net investment income	(.26)	(.61)	(.59)	(.60)	(.59)	(.55)
Net realized gains on investment transactions	—	(.03)	—	—	—	—
Total distributions	(.26)	(.64)	(.59)	(.60)	(.59)	(.55)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.10	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Total Return (%)[c]	7.73d**	(19.04)[d]	4.87	4.20	1.78	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116	118	193	212	240	263
Ratio of expenses before expense reductions (%)	1.07*	1.04	1.02	1.06	1.02	1.01
Ratio of expenses after expense reductions (%)	.95*	1.00	1.02	1.06	1.02	1.01
Ratio of net investment income (%)	4.47*	5.31	4.58	4.44	3.82	3.87
Portfolio turnover rate (%)	110**	203	150	151	196	190
[a] For the six months ended July 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended January 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.63	$ 12.62	$ 12.61	$ 12.68	$ 13.04	$ 12.97
Income (loss) from investment operations: Net investment income[b]	.18	.52	.48	.46	.38	.39
Net realized and unrealized gain (loss)	.52	(2.95)	.02	(.04)	(.27)	.12
Total from investment operations	.70	(2.43)	.50	.42	.11	.51
Less distributions from: Net investment income	(.22)	(.53)	(.49)	(.49)	(.47)	(.44)
Net realized gains on investment transactions	—	(.03)	—	—	—	—
Total distributions	(.22)	(.56)	(.49)	(.49)	(.47)	(.44)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.11	$ 9.63	$ 12.62	$ 12.61	$ 12.68	$ 13.04
Total Return (%)[c,d]	7.33**	(19.65)	4.02	3.38	.88	3.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	7	12	17	29
Ratio of expenses before expense reductions (%)	2.14*	1.93	1.88	2.09	2.02	1.93
Ratio of expenses after expense reductions (%)	1.70*	1.75	1.79	1.86	1.90	1.88
Ratio of net investment income (%)	3.72*	4.56	3.80	3.64	2.94	3.00
Portfolio turnover rate (%)	110**	203	150	151	196	190
[a] For the six months ended July 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended January 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 12.61	$ 12.60	$ 12.67	$ 13.03	$ 12.97
Income (loss) from investment operations: Net investment income[b]	.18	.52	.48	.46	.38	.39
Net realized and unrealized gain (loss)	.52	(2.95)	.02	(.04)	(.27)	.12
Total from investment operations	.70	(2.43)	.50	.42	.11	.51
Less distributions from: Net investment income	(.22)	(.53)	(.49)	(.49)	(.47)	(.45)
Net realized gains on investment transactions	—	(.03)	—	—	—	—
Total distributions	(.22)	(.56)	(.49)	(.49)	(.47)	(.45)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.10	$ 9.62	$ 12.61	$ 12.60	$ 12.67	$ 13.03
Total Return (%)[c]	7.33d**	(19.67)[d]	4.04[d]	3.39[d]	.89	4.01[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	13	13	15	16
Ratio of expenses before expense reductions (%)	1.87*	1.82	1.81	1.89	1.89	1.88
Ratio of expenses after expense reductions (%)	1.70*	1.75	1.79	1.86	1.89	1.86
Ratio of net investment income (%)	3.72*	4.56	3.81	3.64	2.95	3.02
Portfolio turnover rate (%)	110**	203	150	151	196	190
[a] For the six months ended July 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended January 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04	$ 12.97
Income (loss) from investment operations: Net investment income[b]	.23	.64	.61	.59	.52	.52
Net realized and unrealized gain (loss)	.52	(2.96)	.02	(.04)	(.27)	.12
Total from investment operations	.75	(2.32)	.63	.55	.25	.64
Less distributions from: Net investment income	(.27)	(.64)	(.62)	(.63)	(.61)	(.57)
Net realized gains on investment transactions	—	(.03)	—	—	—	—
Total distributions	(.27)	(.67)	(.62)	(.63)	(.61)	(.57)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.10	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Total Return (%)	7.98c**	(18.92)[c]	5.12[c]	4.45[c]	1.98	5.10[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	262	264	417	442	352	374
Ratio of expenses before expense reductions (%)	.85*	.81	.79	.85	.81	.85
Ratio of expenses after expense reductions (%)	.70*	.75	.77	.82	.81	.84
Ratio of net investment income (%)	4.72*	5.56	4.83	4.68	4.03	4.04
Portfolio turnover rate (%)	110**	203	150	151	196	190
[a] For the six months ended July 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended January 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 12.58	$ 12.57	$ 12.66	$ 13.01	$ 12.97
Income (loss) from investment operations: Net investment income[b]	.23	.65	.62	.59	.53	.54
Net realized and unrealized gain (loss)	.52	(2.95)	.02	(.04)	(.25)	.11
Total from investment operations	.75	(2.30)	.64	.55	.28	.65
Less distributions from: Net investment income	(.28)	(.66)	(.63)	(.64)	(.63)	(.61)
Net realized gains on investment transactions	—	(.03)	—	—	—	—
Total distributions	(.28)	(.69)	(.63)	(.64)	(.63)	(.61)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.06	$ 9.59	$ 12.58	$ 12.57	$ 12.66	$ 13.01
Total Return (%)	7.95**	(18.88)	5.21	4.46	2.13	5.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	11	21.3		.4	9
Ratio of expenses (%)	.66*	.65	.63	.76	.68	.66
Ratio of net investment income (%)	4.76*	5.66	4.96	4.74	4.16	4.22
Portfolio turnover rate (%)	110**	203	150	151	196	190
[a] For the six months ended July 31, 2009 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under FAS 133. The disclosure below is presented in accordance with FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund may use derivatives as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of July 31, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also enter into forward foreign currency exchange contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of July 31, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

The following tables summarize the value of the Fund's derivative instruments held as of July 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ (173,541)	$ —	$ (173,541)
Foreign Exchange Contracts (a)	117,096	—	117,096
Foreign Exchange Contracts (b)	—	(14,454)	(14,454)
	$ (56,445)	$ (14,454)	$ (70,899)

Each of the above contracts is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for variation margin on open futures contracts reflects unsettled variation margin.
(b) Unrealized depreciation on forward foreign currency exchange contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2009 and the related location on the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ 789,378	$ —	$ 789,378
Foreign Exchange Contracts (a)	1,467,824	—	1,467,824
Foreign Exchange Contracts (b)	—	(55,548)	(55,548)
	$ 2,257,202	$ (55,548)	$ 2,201,654

Each of the above contracts is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ (366,800)	$ —	$ (366,800)
Foreign Exchange Contracts (a)	52,727	—	52,727
Foreign Exchange Contracts (b)	—	(10,228)	(10,228)
	$ (314,073)	$ (10,228)	$ (324,301)

Each of the above contracts is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At January 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $31,088,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2011 ($5,515,000), January 31, 2014 ($752,000), January 31, 2015 ($10,824,000), January 31, 2016 ($1,270,000) and January 31, 2017 ($12,727,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2008 through January 31, 2009, the Fund incurred approximately $88,321,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended July 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $315,054,717 and $314,174,704, respectively. Purchases and sales of US Treasury obligations aggregated $112,666,994 and $183,335,803, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

For the period from February 1, 2009, through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.95%
Class B	1.70%
Class C	1.70%
Class S	.70%

Accordingly, for the six months ended July 31, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

For the six months ended July 31, 2009, the Advisor agreed to reimburse the Fund $14,642 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2009, the Administration Fee was $195,366, of which $33,489 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2009
Class A	$ 84,720	$ 68,281	$ 7,583
Class B	4,855	4,671	184
Class C	7,207	6,412	795
Class S	173,220	173,220	—
Institutional Class	181	—	69
	$ 270,183	$ 252,584	$ 8,631

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2009
Class B	$ 7,969	$ 1,267
Class C	28,341	4,748
	$ 36,310	$ 6,015

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2009	Annualized Effective Rate
Class A	$ 136,108	$ 42,015.24%
Class B	2,526	2,526.24%
Class C	9,323	2,988.25%
	$ 147,957	$ 47,529

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2009 aggregated $2,033.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2009, the CDSC for Class B and C shares aggregated $2,539 and $272, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,180, of which $110 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2009		Year Ended January 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	311,449	$ 3,004,738	1,055,569	$ 12,244,085
Class B	13,204	128,731	31,629	367,919
Class C	30,552	295,634	124,662	1,406,095
Class S	996,433	9,661,629	2,495,355	29,145,425
Institutional Class	193,962	1,877,681	361,826	4,161,658
		$ 14,968,413		$ 47,325,182
Shares issued to shareholders in reinvestment of distributions
Class A	248,010	$ 2,403,768	635,685	$ 7,081,296
Class B	4,512	43,734	16,445	184,888
Class C	13,905	134,739	35,350	391,752
Class S	602,084	5,835,607	1,506,967	16,748,427
Institutional Class	31,954	308,754	81,016	900,484
		$ 8,726,602		$ 25,306,847
Shares redeemed
Class A	(1,386,668)	$ (13,431,516)	(4,724,806)	$ (52,738,770)
Class B	(91,321)	(882,948)	(335,600)	(3,888,248)
Class C	(124,010)	(1,199,264)	(327,465)	(3,697,551)
Class S	(3,150,934)	(30,559,522)	(9,609,497)	(106,341,479)
Institutional Class	(150,035)	(1,440,127)	(986,362)	(11,226,904)
		$ (47,513,377)		$ (177,892,952)
Redemption fees		$ 1,265		$ 3,717
Net increase (decrease)
Class A	(827,209)	$ (8,022,718)	(3,033,552)	$ (33,413,389)
Class B	(73,605)	(710,483)	(287,526)	(3,335,419)
Class C	(79,553)	(768,891)	(167,453)	(1,898,744)
Class S	(1,552,417)	(15,061,313)	(5,607,175)	(60,444,894)
Institutional Class	75,881	746,308	(543,520)	(6,164,760)
		$ (23,817,097)		$ (105,257,206)

F. Review for Subsequent Events

In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of July 31, 2009, events and transactions from August 1, 2009 through September 23, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 30, 2009